U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

American Capital Strategies, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2006, the stockholders of American Capital Strategies, Ltd. (the "Company") approved the Company's 2006 Stock Option Plan (the "2006 Stock Option Plan") and the Company's Amended and Restated Incentive Bonus Plan, including the Amended and Restated Incentive Bonus Plan's investments in the Company's cCommon sStock (the "Incentive Bonus Plan"). Each of the Stock Option Plan and the Incentive Bonus Plan were previously approved by the Company's board of directors, subject to stockholder approval. The Company established the plans for the purpose of attracting, retaining and motivating employees and directors of outstanding competence through the use of both current and long-term incentive compensation programs.

The 2006 Stock Option Plan became effective with respect to employees of the Company upon stockholder approval on May 11, 2006. Implementation of the 2006 Stock Option Plan insofar as it applies to the non-employee directors of the Company requires the issuance of an order by the Securities and Exchange Commission under the Investment Company Act of 1940. The 2006 Stock Option Plan and permits the grant of options that may be either Nnon-qualified Sstock oOptions orand I "incentive sStock oOptions" within the meaning or Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, and entitle the optionee, upon exercise, to purchase shares of the Company's cCommon sStock from the Company at a specified exercise price per share. The options may be exercised for a period of no more than ten years from the date of grant, or, if the optionee ownes or is treated as owning (under Section 424(d) of the Internal Revenue Code) more than 10% of the total combined voting power of all classes of stock of the Company, no more than five years from the date of grant. All employees and directors, including non-employee directors, of the Company, and if permitted by law, its subsidiaries, are eligible to participate in the plan. Unless sooner terminated by the Company's bBoard of dDirectors, the 2006 Stock Option Plan will terminate on March 23, 2016, and no additional awards may be made under the 2006 Stock Option Plan after that date, though the validity of options outstanding as of the termination date will not be affected. The maximum number of shares of the Company's cCommon sStock that may be covered by options granted under the 2006 Stock Option Plan for a single employee is 750,000 and the maximum number of shares of the Company's cCommon sStock that may be covered by options granted under the 2006 Stock Option Plan for a single non-employee director is 40,000. The maximum number of sdhares that may be issued under the 2006 Stock Option Plan pursuant to option grants to eligible individuals who are employees of the Companyother than non-employee directors is 6,750,000 shares, and the maximum number of shares that may be issued under the 2006 Stock Option Plan pursuant to option grants to eligible individuals who are non-employee directors of the Company is 320,000 shares.

The Incentive Bonus Plan became effective upon stockholder approval on May 11, 2006. The Incentive Bonus Plan provides for the investment of cash contributions in the Company's common stock and permits the grant of both "Aannual Awards" and "Bbonus aAwards," (each, an "Award") to employees of the Company and, if permitted by law, its subsidiaries, certain of which are paid currently and others of which are only paid in the future and generally subject to a vesting schedule contingent on the employee's continued employment with the Company. The terms of an Award may provide for the grant, vesting or payment of annual awards or the grant or vesting of bonus awards to be contingent upon the achievement of one or more specified performance goals, established by the Compensation and Corporate Governance Committee of the Board of Directors of the Company.[do we need more detail on the types of awards and performance goals?] The maximum aggregate dollar amount of all annual awards or bonus awards granted to any employee for any calendar year is $10,000,000. The Company has established a trust fund to fund the payment of bonus awards to be paid in the future (the "Trust"). The Trust will purchase shares of the Company's common stock, which will be used as a notional investment for bonus accounts. The maximum number of shares of the Company's common stock that may be purchased by the Trust is 3,800,000 shares, provided that the Trust will be permitted to use dividends on the Company's common stock to purchase additional shares, including through the Company's dividend reinvestment plan, if permissible. Unless sooner terminated by the Company's board of directors, the Incentive Bonus Plan will terminate on January 19, 2016, and no awards may be granted after this date, unless the terms of the plan is extended by the stockholders of the Company. The termination of the plan will not affect the validity of any award outstanding as of the termination date.

[The Compensation and Corporate Governance Committee of the Company's Board of Directors approved the following maximum amount of Annual Awards for the named Executive Officers and all the Executive Officers as a group:

Name and Position	2006 Maximum Target Bonus
Malon Wilkus, Chairman, President & CEO	$3,438,500
John Erickson, Executive Vice President and CFO	$1,899,625
Ira Wagner, Executive Vice President and COO	$1,899,625
All Executive Officers, as a Group	$13,289,250

As of January 19, 2006, the Compensation and Corporate Governance Committee of the Board of Directors of the Company approved the following Bonus Awards to the named Executive Officers, all Executive Officers as a group, and other employees of the Company as a group. The cash amount of the awards has been previously contributed to the Trust, and will be invested in the Company's common stock.

Name and Position	2006 Bonus Award(1)	Estimated Number of Shares(2)
Malon Wilkus, Chairman, President & CEO	$2,671,680	75,792
John Erickson, Executive Vice President and CFO	$1,768,113	50,159
Ira Wagner, Executive Vice President and COO	$1,768,113	50,159
All Executive Officers, as a Group	$11,104,349	315,017
All Other Employees, as a Group	$15,355,951	435,630

(1) Represents Bonus Awards made in January 2006. No further Bonus Awards have been proposed or approved.
  Estimated number of shares of the Company's common stock to be purchased by the Trust and allocated as a notional investment under bonus accounts, based on Bonus Awards made in January 2006 and assuming a per share price for the Company's common stock of $35.25, the closing price on The Nasdaq National Market on April 4, 2006. ]

[do we need to include a table?]

More detailed descriptions of the terms of each of the 2006 Stock Option Plan and the Incentive Bonus Plan are contained in the Company''s Proxy Statement on Schedule 14A for its 2006 Annual Meeting filed with the Securities and Exchange Commission on April 11, 2006. This summary is qualified in its entirety by reference to the 2006 Stock Option Plan and the Incentive Bonus Plan and forms of agreement thereunder, filed herewith as Exhibits 10.1 and 10.2.Copies of the 2006 Stock Option Plan and the Incentive Bonus Plan are attached hereto as exhibits.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Exhibit

10.1	American Capital Strategies, Ltd. 2006 Stock Option Plan
10.2	American Capital Strategies, Ltd. Amended and Restated Incentive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated: May 12, 2006	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel and Secretary